UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21385

Foresight Funds, Inc.
--------------------------------------------------
(Exact name of registrant as specified in charter)

1634 Pebble Chase Dr. Katy, TX                77450
------------------------------------------------------
(Address of principal executive offices)    (Zip code)

Michael M. Bissell 1634 Pebble Chase Dr. Katy, TX 77450
--------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 281-398-0922

Date of fiscal year end: 12/31/07

Date of reporting period: 6/30/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.



                              Foresight Value Fund

                       Finance Your Future With Foresight

                             1634 Pebble Chase Drive
                                 Katy, TX 77450


                               SEMI-ANNUAL REPORT
                                 June 30, 2007

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


Dear Fellow Shareholders:

We are pleased to report that the Fund's total return over the past six months was 9.37%, as compared to a 6.96% gain for the S&P 500 Index. Our annualized performance since Fund inception of 11.57% exceeds by nearly one percent the return of the S&P 500 over the same period of time, and is significantly greater than the returns one would have earned from interest on U.S. government bonds, investment grade corporate bonds or money market funds. Although it is our goal to continue or improve on this long-term performance, we cannot guarantee that we will succeed, particularly in the short-term, as past performance does not predict future performance, and returns can be volatile.

As we noted in our previous letter, a high level of merger and acquisition (M&A) activity was probably a factor in last year's exceptional market performance, particularly in the second half. A continued high level of M&A activity has probably contributed to the solid performance that equity markets have exhibited so far this year. However, as interest rates have risen to counter inflation, the white, fluffy clouds on the horizon (resembling teddy bears) have turned menacingly grey (their honey has been taken away)! The dark side of the easy money (low interest rate) environment that markets have enjoyed for the pas several years is becoming evident. Higher interest rates have adversely impacted the soaring housing market, which some have termed a bubble. Not only has it become more difficult for marginal borrowers and speculators to obtain credit, higher interest rates have also reduced demand from other, more qualified borrowers. Subprime mortgages that were entered into when interest rates were low are now experiencing delinquencies and defaults at increasing rates. These delinquencies and defaults have resulted in a downward pressure on bonds and derivatives that are fully or partially backed by subprime mortgages, and in other risky assets such as junk bonds, which are used to fund leveraged buyouts, a significant component of the recent M&A boom. This increasing aversion to risk could spill over into the equity markets, and has already proved troublesome to firms with exposure to the housing market. However, where there are problems there may also be opportunities, as we will discuss later in this letter!

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

The graph and chart on page 3 compare the performance of the Fund with the S&P 500 Index. The graph compares the growth of a hypothetical $10,000 invested in the Fund and the S&P 500 Index from the Fund's inception date of January 15, 2004 through June 30, 2007. The chart compares total returns from January 1, 2007 through June 30, 2007 (most recent six months), for the past year, the past three years and from the Fund's inception date of January 15, 2004 through June 30, 2007. Both presentations assume that dividends and capital gain distributions are reinvested. The Fund's returns are net of expenses, whereas the S&P 500 Index returns assume no expenses are incurred by investors.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

               Comparison of the Growth of a $10,000 Investment in the
                     Foresight Value Fund and the S&P 500 Index

                                [GRAPH OMITTED]

                                  Foresight Value Fund    S&P 500 Index
                                  --------------------    -------------

     01/15/04 Inception Date            $10,000              $10,000
     06/30/04                           $10,800              $10,174
     12/31/04                           $11,794              $10,906
     06/30/05                           $11,828              $10,817
     12/31/05                           $11,528              $11,441
     06/30/06                           $12,020              $11,751
     12/31/06                           $13,352              $13,248
     06/30/07                           $14,604              $14,170


                      Total Returns (Dividends Reinvested)
                          Periods Ending June 30, 2007

                        Most Recent     1 Year     3 Years     Since Inception
                        Six Months                           (January 15, 2004)
                        -----------     ------     -------   ------------------

Foresight Value Fund       9.37%        21.50%     10.74%          11.57%

S&P 500 Index              6.96%        20.59%     11.68%          10.60%


Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. "Most Recent Six Months" figures are not annualized. Other total returns are average annual returns.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


During the past six months we added six new companies to our portfolio, liquidated our holdings in five companies and following the successful acquisition by Value Act Capital, surrendered our shares in Seitel. The new additions to the portfolio were Chesapeake Energy, Intel, K-Swiss, Level 3 Communications, M.D.C. Holdings and USG Corp. We also added to our positions in Dell and Sprint following declines below our initial purchase prices.

Chesapeake Energy is the third largest independent producer of U.S. natural gas. Their proved reserves (natural gas or oil not yet produced, but verified by wells drilled) are mostly located onshore within the United States. Although we believe their proved reserves are fairly valued by the market (at current prices for natural gas), we purchased Chesapeake primarily for their large unproved reserves, which are nearly double their proved reserves, and the potential for increases in the price of natural gas.

Readers may wonder why we have purchased holdings in another oil and natural gas producer, as the Fund already has significant exposure to oil and natural gas, particularly natural gas, from our positions in Pioneer Resources, El Paso and Whiting Petroleum. There are two reasons. Natural gas is undervalued in relation to oil on an equivalent energy basis, which equates each barrel of oil to six thousand cubic feet (MCF) of natural gas. At current prices of oil near $72 per barrel, energy equivalence would require natural gas to be priced at $12 per MCF as compared to current prices below $7 per MCF. Although there are other reasons for a price differential, we believe the current differential to be excessive and that it will narrow. In addition, we believe that both natural gas and oil will, in the long term, increase in price as demand continues to increase and new supplies are becoming increasingly difficult to find.

Intel is the world's largest manufacturer of semiconductor chips, based on revenue, with an emphasis on microprocessors and other advanced integrated circuits. A recent sell-off of large technology companies and market concerns of increased competition from Advanced Micro Devices, allowed us to purchase shares at prices significantly below what we believed to be their intrinsic value. Intel also is financially sound, with balance sheet cash far in excess of debt. We believe Intel is, and will continue to be, a leader in advanced integrated circuit innovation and we look forward to sharing in future profits.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

K-Swiss designs, develops and markets athletic footwear. They are noted for developing the first all leather tennis shoe, the K-Swiss classic, which they still market. Shares of K-Swiss have recently traded at a significant discount to what we believe to be their intrinsic value, due to recent declines in domestic sales. However, in contrast to the declines in domestic sales, international sales have increased. K-Swiss generates substantial free cash flow and has a pristine balance sheet with zero debt and cash per share equal to over 25% of our purchase price.

Level 3 Communications operates one of the largest communications and Internet backbones in the world. We believe the exponential growth in Internet communications that will result from the continued adoption of video applications by both businesses and individuals will fuel future growth and profitability for Level 3 Communications. Although Level 3 Communications carries a substantial debt load, we believe it to be amply supported by their assets. We purchased our position following a successful long-term debt restructuring which reduced their average cost of debt and extended maturities.

As we noted earlier in this letter, the recent downturn in the housing market has provided opportunities to invest in excellent companies associated with the housing industry at prices we believe to be attractive. Two such companies were recently added to our portfolio. M.D.C. Holdings is a leading homebuilder and home financer with operations primarily in the Mid-Atlantic and Western regions of the U.S. We purchased our position in M.D.C. Holdings at prices near book value. Compared to most other homebuilders, M.D.C. Holdings carries a smaller inventory of houses, land and options on land, thus limiting the risk to their balance sheet should declines in home and land valuations continue, while a substantial cash balance affords them the opportunity to purchase land from others forced to sell at reduced prices.

Also adversely affected by the downturn in residential construction was USG Corporation, a manufacturer and distributor of building products worldwide, and the leading supplier of gypsum wallboard (their Sheetrock brand is a generic name for all wallboard). We believe the recent downturn in building products will be short-lived and that USG's competitive advantages will allow them to earn an unfair share of industry profits for years to come!

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

The five positions eliminated from the portfolio were Anheuser Busch, Liz Claiborne, Microsoft, Technitrol and UnumProvident. All positions were sold at prices near our estimates of their intrinsic value.

Our top performing investments over the past six months were Dell, JAKKs Pacific, Chesapeake Energy, Pioneer Natural Resources and Intel. As mentioned above, we were able to add shares to our Dell position as prices declined during the first quarter of this year. Prices for Dell have recently recovered following the return of Michael Dell as CEO, but are still substantially below what we consider to be their fair value.

We have never understood the low valuation the market has accorded JAKKs Pacific, unless it is the overhanging lawsuit between JAKKs Pacific and World Wrestling Entertainment, from whom JAKKs Pacific licenses the rights to market action figures based on famous professional wrestlers. In the mean time, as the lawyers wrestle in court, JAKKs Pacific continues to generate strong cash flows.

The performance of both Chesapeake Energy and Pioneer Natural Resources have benefited, in our opinion, not only from their successful exploration and production operations, but also from announced plans (Pioneer) and potential plans (Chesapeake) to peel off portions of their natural gas reserves and production into master limited partnerships (MLPs). By doing so, they would reduce their net tax burden due to the tax-advantaged structure of MLPs.

We believe Intel has seen their share price increase as the market has begun to discount the threat posed by Advanced Micro Devices. Intel's size and technological expertise have allowed then to continue to innovate and maintain their competitive advantage from being the markets low-cost producer.

Our poorest performers for the past six months were IDT Corp. and Whiting Petroleum. IDT has been on our poor performer list for two letters now. IDT continues to struggle with losses from their telecommunications business. They recently charged several competitors with falsely advertising the minutes available with their calling cards, and filed a lawsuit in hopes of recovering damages. We continue to believe that IDT's has value as a new business

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

incubator and in their wireless spectrum assets. Nevertheless, a turn around in their base telecommunications business is needed.

Whiting Petroleum recently experienced a substantial price decline following their secondary offering of five million shares of common stock, which they intend to use to reduce debt. They have stated that with a reduced debt load, they would be able to borrow at more attractive rates to fund exploration and production activities. It is our hope that Whiting will in the future be able to fund exploration and production activities with cash flows from operations, not more debt or issues of common stock.

In our last letter we noted that it had been four years since the last 10% market correction, one of the longest runs in market history, and that increased volatility would not surprise us. Well, the market has still not experienced a 10% correction, nor has volatility increased significantly. Nevertheless, with the ongoing slowdown in the housing market and the adverse impact of subprime mortgage delinquencies and defaults on various debt instruments and financial derivatives, we would not be surprised by choppy markets or a substantial correction. But lacking a crystal ball that works, we believe that investing in undervalued equities for the long-term remains the best and safest equity investment strategy.

As always, if you have any questions or comments concerning the Fund, our strategies, our portfolio of securities and the financial results presented, or to obtain a current prospectus, please do not hesitate to give us a call at 1-877-FSV-FUND or visit our website at www.foresightfunds.com.


Sincerely yours,

/s/ Michael M. Bissell

Michael M. Bissell, CFA
President
Foresight Funds, Inc.

July 18, 2007

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


                    Portfolio Holdings by Industry Sector
               Percent of Total Investments as of June 30, 2007


                       Basic Materials .......... 20.05%
                       Conglomerates ............  0.00%
                       Consumer Goods ........... 15.96%
                       Financial ................  7.96%
                       Healthcare ...............  4.75%
                       Industrial Goods ......... 10.73%
                       Services ................. 11.51%
                       Technology ............... 27.95%
                       Utilities ................  0.00%
                       Cash and Other Assets ....  1.09%


Expense Example

As a shareholder in the Fund, you will incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, which, although they do not apply to our no-load Fund, may apply to other funds. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.



	                        Beginning        Ending       Expenses
                                 Account         Account        Paid
                                  Value           Value        During
                                 1/1/2007       6/30/2007      Period*
                                ---------      ----------     --------

Actual	                        $1,000.00	$1,216.08       $7.184

Hypothetical
(5% return before expenses)	$1,000.00	$1,018.17	$6.26


* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

                             Schedule of Investments
                                  June 30, 1007

                                                      SHARES        MARKET VALUE
                                                      ------        ------------
COMMON STOCKS - 98.91%


     AUTO MANUFACTURERS (MAJOR) - 3.51%

     General Motors Corp. ...........................   1000           $  37,800
                                                                       ---------
     AUTO PARTS - 4.05%

     Superior Industries International ..............   2000           $  43,520
                                                                       ---------
     BUILDING MATERIALS (GENERAL) - 3.65%

     USG Corporation ................................    800           $  39,232
                                                                       ---------
     CATV SYSTEMS - 4.38%

     Liberty Media Holding Corp. - Capital * ........    400           $  47,072
                                                                       ---------
     COMMUNICATION SERVICES - 12.47%

     IDT Corp. CL B * ...............................   3000           $  30,960
     Level 3 Communications, inc. * .................   7000              40,950
     Sprint Nextel Corp. ............................   3000              62,130
                                                                       ---------
                                                                       $ 134,040
                                                                       ---------
     DIVERSIFIED ELECTRONICS - 3.11%

     AVX Corp. ......................................   2000           $  33,480
                                                                       ---------
     DRUG MANUFACTURERS (MAJOR) - 4.75%

     Pfizer Inc. ....................................   2000           $  51,140
                                                                       ---------
     MANUFACTURED HOUSING - 3.49%

     Cavco Industries * .............................   1000           $  37,520
                                                                       ---------
     MONEY CENTER BANKS - 4.09%

     Mello Financial Corp. ..........................   1000           $  44,000
                                                                       ---------

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


                                                      SHARES        MARKET VALUE
                                                      ------        ------------
     OIL & GAS (INDEPENDENT) - 8.71%

     Chesapeake Energy Corp. ........................   1300           $  44,980
     Pioneer Natural Resources Co. ..................   1000              48,710
                                                                       ---------
                                                                       $  93,690
                                                                       ---------
     OIL & GAS DRILLING & EXPLORATION - 6.54%

     Pioneer Drilling Co. * .........................   2000           $  29,820
     Whiting Petroleum Corp. * ......................   1000              40,520
                                                                       ---------
                                                                       $  70,340
                                                                       ---------
     OIL & GAS PIPELINES - 4.81%

     El Paso Corporation ............................   3000           $  51,690
                                                                       ---------
     PERSONAL COMPUTERS - 7.96%

     DELL, INC.* ....................................   3000           $  85,650
                                                                       ---------
     REAL ESTATE DEVELOPMENT - 3.86%

     Consolidated-Tomoka Land Co. ...................    600           $  41,574
                                                                       ---------
     RESIDENTIAL CONSTRUCTION - 3.60%

     M.D.C. Holdings, Inc. ..........................    800           $  38,688
                                                                       ---------
     RETAIL (APPAREL) - 2.66%

     Gap, Inc. ......................................   1500           $  28,650
                                                                       ---------
     RETAIL (DISCOUNT, VARIETY) - 4.47%

     Wal-Mart Stores, Inc. ..........................   1000           $  48,110
                                                                       ---------
     SEMICONDUCTOR (BROAD LINE) - 4.41%

     Intel Corp. ....................................   2000           $  47,480
                                                                       ---------
     TEXTILE (APPAREL SHOES) - 3.95%

     K-Swiss, Inc. ..................................   1500           $  42,495
                                                                       ---------
     TOYS & GAMES - 4.45%

     JAKKS Pacific, Inc. * ..........................   1700           $  47,838
                                                                       ---------

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

                                                      SHARES        MARKET VALUE
                                                      ------        ------------

     TOTAL COMMON STOCKS (COST $923,0380) ........................... $1,064,009
                                                                      ----------

CASH EQUIVALENTS - 0.99%

     MONEY MARKET FUNDS

     Prime Obligation Fund ISS (4.94% Yield) ........ 10,604          $   10,604
                                                                      ----------
     TOTAL CASH EQUIVALENTS (COST $10,604) .......................... $   10,604
                                                                      ----------

TOTAL INVESTMENTS (COST $933,642) - 99.90% .......................... $1,074,613
                                                                      ----------

CASH AND OTHER ASSETS NET OF LIABILITIES - 0.10% .................... $    1,069
                                                                      ----------

NET ASSETS - 100.00% ................................................ $1,075,682
                                                                      ==========

*  Non-income producing security

The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

                      Statement of Assets and Liabilities
                           June 30, 2007 (Unaudited)

ASSETS

     Investments, at Market Value (Cost - $933,642) ................ $1,074,613
     Cash ..........................................................      1,769
     Dividends Receivable ..........................................        603
     Receivable Due from Adviser ...................................        276
     Other Assets ..................................................        859
                                                                     ----------
     Total Assets .................................................. $1,078,120
                                                                     ----------
LIABILITIES

     Accrued Investment Advisory Fee ...............................        892
     Other Payables and Accrued Expenses ...........................      1,546
                                                                     ----------
     Total Liabilities ............................................. $    2,438
                                                                     ----------

NET ASSETS

     Capital (Par value and paid in surplus) ....................... $  823,664
     Undistributed Net Investment income ...........................        897
     Undistributed Realized Gain on Investments ....................    110,150
     Net Unrealized Appreciation on Investments ....................    140,971
                                                                     ----------
     Net Assets .................................................... $1,075,682
                                                                     ==========
     Shares of Beneficial Interest Outstanding .....................     81,895
                                                                     ----------
     Net Asset Value Per Share ..................................... $    13.13
                                                                     ==========

The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

                             Statement of Operations
                January 1, 2007 through June 30, 2007 (Unaudited)

INVESTMENT INCOME

     INCOME

     Dividends ...................................................... $   6,347
     Interest .......................................................       976
                                                                      ---------
     Total Income ................................................... $   7,323
                                                                      ---------
     EXPENSES

     Investment Advisory Fees (Note 3)............................... $   5,074
     Custodian Fees and Expenses ....................................     1,664
     Audit and Accounting Fees ......................................     1,050
     Directors' Fees and Expenses ...................................         0
     Other Fees and Expenses ........................................       982
                                                                      ---------
     Total Expenses ................................................. $   8,770
     Less Expenses Reimbursed by Adviser (Note 3)....................    (2,344)
                                                                      ---------
     Net Expenses ................................................... $   6,426
                                                                      ---------
     Net Investment Income/(Loss) ................................... $     897
                                                                      ---------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

     Realized Gain/(Loss) on Investments ............................ $ 110,122
     Change in Unrealized Appreciation on Investments ...............   (18,701)
                                                                      ---------
     Net Realized and Unrealized Gain/(Loss) on Investments ......... $  91,421
                                                                      ---------
NET (DECREASE) IN NET ASSETS FROM OPERATIONS ........................ $  92,318
                                                                      =========


The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

                       Statement of Changes in Net Assets
                January 1, 2007 through June 30, 2007 (Unaudited)


                                                          6 Months      Year
                                                            Ended       Ended
                                                          6/30/2007     2006
                                                          ---------   ---------
CHANGE IN NET ASSETS

     FROM OPERATIONS

     Net Investment Income/(Loss)  ..................... $      897   $   2,172
     Net Realized Gain/(Loss) on Investments ...........    110,122      44,334
     Net Increase/(Decrease) in Unrealized
     Appreciation on Investments .......................    (18,701)     84,997
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Operations ................................... $   92,318   $ 131,503
                                                         ----------   ---------
     FROM DISTRIBUTIONS TO SHAREHOLDERS

     Net Investment Income ............................. $        0   $  (2,172)
     Net Realized Gains ................................          0     (44,306)
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Distributions ................................ $        0   $ (46,478)
                                                         ----------   ---------
     FROM CAPITAL SHARE TRANSACTIONS

     Proceeds from Sale of Shares ...................... $   15,000   $  10,000
     Shares Issued in Reinvestment of Dividends ........          0      92,169
     Cost of Shares Redeemed ...........................          0           0
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Share Transactions ........................... $   15,000   $ 102,169
                                                         ----------   ---------

NET ASSETS

     Total Increase/(Decrease) in Net Assets ........... $  107,318   $ 187,194
     Net Assets at Beginning of Period .................    968,364     781,170
                                                         ----------   ---------
     Net Assets at End of Period ....................... $1,075,682   $ 968,364
                                                         ==========   =========

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

                                                          6 Months      Year
                                                            Ended       Ended
                                                          6/30/2007     2006
                                                          ---------   ---------
SHARES TRANSACTIONS

     Issued .............................................     1,259         902
     Reinvested .........................................         0       8,005
     Redeemed ...........................................         0           0
                                                          ---------   ---------
     Net Increase/(Decrease) in Shares ..................     1,259       8,907
     Shares Outstanding at Beginning of Period ..........    80,636      71,729
                                                          ---------   ---------
     Shares Outstanding at End of Period ................    81,895      80,636
                                                          =========   =========


The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


                              Financial Highlights
                    For a Share Outstanding During Each Period
                        (period ended 6/30/2007 unaudited)


                                                                    6 Months
                                                                      Ended                 Year Ended

                                                                    6/30/2007      2006        2005       2004(a)
                                                                    ---------   ---------   ---------   ---------

     Net Asset Value at Beginning of Period ....................... $   12.01   $   10.89   $   11.79   $   10.00
                                                                    ---------   ---------   ---------   ---------
     INCOME FROM INVESTMENT OPERATIONS

     Net Investment Income/(Loss) ................................. $     .01   $    0.03   $    0.08   $   (0.01)
     Net Realized and Unrealized Gain/(Loss) on Investments .......      1.11        1.70       (0.34)       1.80
                                                                    ---------   ---------   ---------   ---------
     Total from Investment Operations ............................. $    1.12   $    1.73   $   (0.26)  $    1.79
                                                                    ---------   ---------   ---------   ---------
     LESS DISTRIBUTIONS TO SHAREHOLDERS

     From Net Investment Income ................................... $    0.00   $    0.03   $    0.08   $    0.00
     From Net Realized Gain .......................................      0.00        0.58        0.56        0.00
                                                                    ---------   ---------   ---------   ---------
     Total Distributions to Shareholders .......................... $    0.00   $    0.61   $    0.64   $    0.00
                                                                    ---------   ---------   ---------   ---------

     Net Asset Value at End of Period ............................. $   13.13   $   12.01   $   10.89   $   11.79
                                                                    =========   =========   =========   =========

     Total Returns (b).............................................     9.37%      15.83%     (2.26)%      17.94%


                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


                              Financial Highlights
                    For a Share Outstanding During Each Period



                                                                    6 Months
                                                                      Ended                 Year Ended

                                                                    6/30/2007      2006        2005       2004(a)
                                                                    ---------   ---------   ---------   ---------


RATIOS AND SUPPLEMENTAL DATA

     Net Assets at End of Period ($1000s) ......................... $   1,076   $     968   $     781   $     940

     RATIOS TO AVERAGE NET ASSETS

     Expenses .....................................................     1.25%(c)    1.25%       1.25%       1.25%
     Expenses before reimbursement ................................     1.71%(c)    1.79%       1.90%       2.38%
     Net Investment Income/(Loss) .................................     0.18%(c)    0.24%       0.62%      (0.13%)
     Net Investment Income/(Loss) before reimbursement .. .........    (0.29%)(c)  (0.29%)     (0.03%)     (1.26%)
     Portfolio Turnover Rate ......................................     56.3%(c)    55.2%       50.9%       56.0%


(a) The Fund commenced operations on January 15, 2004
(b) Not annualized
(c) Annualized

The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


                          Notes to Financial Statements
                            June 30, 2007 (Unaudited)

1.  Organization

Foresight Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Company's Articles of Incorporation permit the Board of Directors of the Company (the "Board") to issue 100,000,000 shares of common stock at $.0001 par value per share. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with respect to such series. A single series of shares comprising the Foresight Value Fund
(the "Fund"), has been authorized. The Fund's investment objective is to provide long-term capital appreciation by primarily investing in equities. Foresight Asset Management, LLC (the "Adviser") serves as investment adviser to the Fund.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Readily marketable securities listed on the New York Stock Exchange are valued at their last sales price of the day for which the value is being determined. If there has been no sale of a security on such day, the security is valued at the mean of the closing bid and asked prices. Readily marketable securities listed on other national securities exchanges are valued in a similar manner. If market quotations are not readily available for an asset, the Fund's Board will value such assets at a fair value determined in good faith.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


Accounting for Investments - Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis. Interest income is recorded on an accrual basis or monthly as paid.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions - Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

3. Related Party Transactions

The Fund retains Foresight Asset Management, LLC as its investment adviser. The Adviser provides the Fund with investment advice and transfer agent, accounting and administrative services.

Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser receives an annualized management fee equal to 1% of the Fund's average daily net asset value, computed daily. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Agreement, the Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year, exceed the sum of 1.25% of the average daily net asset values of the Fund during such year. The expenses incurred by the Fund exceeded the percentage limitation during the period from January 1, 2007 through June 30, 2007 and the Adviser reimbursed the Fund $2,344.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the 1940 Act. As of June 30, 2007, Michael M. Bissell and

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


Hilda M. Bissell, joint tenants in common, held 67.93% of the outstanding Fund shares and Michael M. Bissell, as custodian for his daughters, held an additional 24.22% of the outstanding Fund shares.

No remuneration was paid to Fund officers or to Fund directors during the period from January 1, 2007 through June 30, 2007.

4.  Investments

For the period from January 1, 2007 through June 30, 2007, purchases and sales of investment securities, other than short-term investments, aggregated $339,356 and $283,950, respectively. The gross unrealized appreciation for all securities totaled $149,796 and the gross unrealized depreciation for all securities totaled ($8,825) for a net unrealized appreciation of $140,971. The aggregate cost of securities for federal income tax purposes as of June 30, 2007 was $923,038.

5. Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent; such amounts are reclassified within the capital accounts based on federal income tax regulations. The tax character of distributions paid during 2005 and 2006 were as follows:

Distributions paid from:               2006                   2005
                                       ----                   ----

Ordinary income	                    $   2,172              $   5,669
Long-term capital gains                44,306                 40,022
                                    ---------              ---------
Total distributions                 $  46,478              $  45,691

For the period from January 1, 2007 to June 30, 2007, no distributions have been made.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income      $     897
Undistributed long-term gain         110,150
Unrealized appreciation              140,971
                                   ---------
                                   $ 252,018

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


Foresight Fund's Officers and Directors

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, free of charge, by calling our toll-free number 1-877-FSV-FUND (378-3863) to request a copy.

Name and Age: Michael M. Bissell, Age 54
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held: Chairman of the Board of Directors, President and Treasurer Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: President and Treasurer of Foresight Funds, Inc.; President of Foresight Asset Management, LLC; Engineering Supervisor, Bechtel, Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

Name and Age:  Hilda M. Bissell, Age 51
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held:  Secretary and Chief Compliance Officer
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Secretary of
Foresight Funds, Inc.; Family Practice Physician

Name and Age:  Herbert R. Leita, Age 55
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years:  Project Engineer,
Bechtel, Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

Name and Age:  Rebecca L. Leita, Age 53
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Owner, All Occasion Gift Basket and Flowers
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007

Quarterly Portfolio Holdings Report

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling the Fund at 1-877-FSV-FUND (378-3863) or on the SEC's website at http://www.sec.gov.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2007


Directors and Principal Officers

Michael M. Bissell, Chairman, President, and Treasurer
Hilda M. Bissell, Secretary and Chief Compliance Officer
Herbert R. Leita, Director
Rebecca L. Leita, Director


Investment Advisor

Foresight Asset Management, LLC
1634 Pebble Chase Dr.
Katy, TX 77450


Independent Accountants

James B. McElravy, CPA, P.C.
12605 East Freeway, Suite 650
Houston, TX 77015-5626


Custodian

Mission Management & Trust Co.
3567 E. Sunrise Drive, Ste. 235
Tucson, AZ 85718


This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of August 7, 2007 [within 90 days of filing date of this Form N-CSR], the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes - Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b)  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes - Oxley Act of 2002 is filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Foresight Funds, Inc.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  8/7/07


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  8/7/07


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, Treasurer

Date:  8/7/07